UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 10, 2007

NNN Healthcare/Office REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-133652	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 1, 2007, Triple Net Properties, LLC, or Triple Net Properties, the managing member of NNN Healthcare/Office REIT Advisor, LLC, or our Advisor, entered into a Purchase Agreement, or the Agreement, with Lexington Valley Forge L.P., an unaffiliated third party, or the Seller, for the purchase of certain real property located at 2750 Monroe Boulevard, Valley Forge, Pennsylvania, or 2750 Monroe Boulevard, which we previously referred to as the Quest Diagnostics Building, for a purchase price of $26,700,000.

On September 10, 2007, Triple Net Properties executed an Assignment and Assumption of Purchase Agreement, or the Assignment, to assign its rights, title and interest as the buyer in the Agreement to NNN Healthcare/Office REIT Quest Diagnostics, LLC, our wholly-owned subsidiary.

On September 10, 2007, we acquired 2750 Monroe Boulevard from the Seller for a purchase price of $26,700,000, plus closing costs. We financed the purchase price of the property with approximately $27,870,000 in borrowings under a secured revolving line of credit (as described in Item 2.03 below) with LaSalle Bank National Association, or LaSalle. An acquisition fee of $801,000, or 3.0% of the purchase price, was paid to our Advisor and its affiliate.

On September 13, 2007, NNN Healthcare/Office REIT Quest Diagnostics, LLC amended its name to NNN Healthcare/Office REIT 2750 Monroe, LLC. Accordingly, all necessary documents relating to 2750 Monroe Boulevard are in the process of being amended to reflect the name change.

The above descriptions of the Agreement and Assignment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 through 10.2 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Line of Credit

On September 10, 2007, we, through NNN Healthcare/Office REIT Holdings, L.P., or our Operating Partnership, entered into a loan agreement, or the Loan Agreement, with LaSalle to obtain a secured revolving credit facility in an aggregate maximum principal amount of $50,000,000, or the LaSalle Line of Credit. The proceeds of loans made under the Loan Agreement may be used to finance the purchase of properties or, provided no event of default has occurred and is continuing, may be used for any other lawful purpose. In addition to loans, our Operating Partnership may obtain up to $10,000,000 of the credit available under the Loan Agreement in the form of letters of credit. The initial term of the Loan Agreement is three years which may be extended by one 12 month period subject to satisfaction of certain conditions, including payment of an extension fee equal to 0.20% of the principal balance of loans then outstanding. On September 10, 2007, we secured the LaSalle Line of Credit by executing a Commercial Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, or Deed of Trust, on our Triumph Hospital Northwest and Triumph Hospital Southwest properties, located in Houston and Sugarland, Texas, respectively, for the benefit of LaSalle.

The actual amount of credit available under the Loan Agreement is a function of certain loan to cost, loan to value and debt service coverage ratios contained in the Loan Agreement. The maximum principal amount of the Loan Agreement may be increased to $120,000,000 subject to the terms of the Loan Agreement and additional financial institutions may become lenders under the Loan Agreement.

At the option of our Operating Partnership, loans under the Loan Agreement bear interest at per annum rates equal to (a) LIBOR plus a margin ranging from 1.45% to 1.60%, depending on the ratio of outstanding amounts under the Loan Agreement to the value of the collateral securing the Loan Agreement, (b) the greater of LaSalle’s prime rate or the Federal Funds Rate plus 0.5%, or (c) a combination of these rates. Accrued interest under the Loan Agreement is payable monthly and at maturity. In addition to interest, our Operating Partnership is required to pay a fee on the unused portion of the lenders’ commitments under the Loan Agreement at a per annum rate equal to 0.20%, payable quarterly in arrears.

Our Operating Partnership’s obligations with respect to the Loan Agreement are guaranteed by us and by subsidiaries of our Operating Partnership that own properties that serve as collateral for the Loan Agreement.

The Loan Agreement contains various affirmative and negative covenants that are usual for facilities and transactions of this type, including limitations on the incurrence of debt by our Operating Partnership and its subsidiaries that own properties that serve as collateral for the Loan Agreement, limitations on the nature of our Operating Partnership’s business, and limitations on distributions by our Operating Partnership and its subsidiaries that own properties that serve as collateral for the Loan Agreement. The Loan Agreement also imposes the following financial covenants on us and our Operating Partnership, as applicable: (a) a minimum ratio of operating cash flow to interest expense, (b) a minimum ratio of operating cash flow to fixed charges, (c) a maximum ratio of liabilities to asset value, (d) a maximum distribution covenant and (e) a minimum net worth covenant. In addition, the Loan Agreement includes events of default that are usual for facilities and transactions of this type.

Use of Proceeds from LaSalle Line of Credit

Repayment of Note

On September 5 2007, we entered into an unsecured loan with NNN Realty Advisors, Inc., evidenced by an unsecured promissory note in the principal amount of $6,100,000. The unsecured promissory note provided for a maturity date of March 5, 2008. The $6,100,000 unsecured promissory note bore interest at a fixed rate of 6.86% per annum and required monthly interest-only payments for the term of the unsecured note. The unsecured promissory note provided for a default interest rate in an event of default equal to 8.86% per annum. On September 10, 2007, we borrowed $4,030,000 under our LaSalle Line of Credit and used proceeds net of closing costs of $3,615,000 and $1,090,000 from funds raised through our initial public offering to repay all outstanding principal and accrued interest on the unsecured promissory note.

Financing of Acquisition

On September 10, 2007, in connection with our purchase of 2750 Monroe Boulevard as described in Item 2.01 above, we borrowed $27,870,000 under our LaSalle Line of Credit. The LaSalle Line of Credit is further secured by an Open End Real Property Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, or Mortgage Loan Agreement, on 2750 Monroe Boulevard. The Mortgage Loan Agreement requires that NNN Healthcare/Office REIT Quest Diagnostics, LLC, now NNN Healthcare/Office REIT 2750 Monroe, LLC, maintain 2750 Monroe Boulevard in good condition and repair, receive prior written consent before encumbering the property, and remain a single asset entity, as well as other customary requirements.

The material terms of the LaSalle Line of Credit and the mortgage loan are qualified in their entirety by the terms of the Loan Agreement, Promissory Note, Contribution Agreement, Guaranty of Payment, Mortgage Loan Agreement, Deeds of Trust, Environmental Indemnity Agreements and Joinder Agreements attached hereto as Exhibits 10.3 through 10.13 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On September 14, 2007, we issued a press release announcing the acquisition of 2750 Monroe Boulevard. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Purchase Agreement by and between Lexington Valley Forge L.P. and Triple Net Properties, LLC, dated August 1, 2007

10.2 Assignment and Assumption of Purchase Agreement by and between Triple Net Properties, LLC and NNN Healthcare/Office Quest Diagnostics, LLC, dated September 10, 2007

10.3 Loan Agreement by and between NNN Healthcare/Office REIT Holdings, L.P. and LaSalle Bank National Association, dated September 10, 2007

10.4 Promissory Note by NNN Healthcare/Office REIT Holdings, L.P. in favor of LaSalle Bank National Association, dated September 10, 2007

10.5 Contribution Agreement by NNN Healthcare/Office REIT Holdings, L.P. and NNN Healthcare/Office REIT Quest Diagnostics, LLC and NNN Healthcare/Office REIT Triumph, LLC, et al., dated September 10, 2007

10.6 Guaranty of Payment by NNN Healthcare/Office REIT, Inc. for the benefit of LaSalle Bank National Association, dated September 10, 2007

10.7 Open End Real Property Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing by NNN Healthcare/Office REIT Quest Diagnostics, LLC for the benefit of LaSalle Bank National Association, dated September 10, 2007

10.8 Commercial Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (on the Triumph Hospital Northwest property) by NNN Healthcare/Office REIT Triumph, LLC for the benefit of LaSalle Bank National Association, dated September 10, 2007

10.9 Commercial Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (on the Triumph Hospital Southwest property) by NNN Healthcare/Office REIT Triumph, LLC for the benefit of LaSalle Bank National Association, dated September 10, 2007

10.10 Environmental Indemnity Agreement by NNN Healthcare/Office REIT Holdings, L.P., NNN Healthcare/Office REIT Quest Diagnostics, LLC, and NNN Healthcare/Office REIT, Inc. for the benefit of LaSalle Bank National Association, dated September 10, 2007

10.11 Environmental Indemnity Agreement by NNN Healthcare/Office REIT Holdings, L.P., NNN Healthcare/Office REIT Triumph, LLC, and NNN Healthcare/Office REIT, Inc. for the benefit of LaSalle Bank National Association, dated September 10, 2007

10.12 Joinder Agreement by NNN Healthcare/Office REIT Quest Diagnostics, LLC in favor of LaSalle Bank National Association, dated September 10, 2007

10.13 Joinder Agreement by NNN Healthcare/Office REIT Triumph, LLC in favor of LaSalle Bank National Association, dated September 10, 2007

99.1 NNN Healthcare/Office REIT, Inc. Press Release, dated September 14, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Healthcare/Office REIT, Inc.

September 14, 2007	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Purchase Agreement by and between Lexington Valley Forge L.P. and Triple Net Properties, LLC, dated August 1, 2007
10.2	Assignment and Assumption of Purchase Agreement by and between Triple Net Properties, LLC and NNN Healthcare/Office Quest Diagnostics, LLC, dated September 10, 2007
10.3	Loan Agreement by and between NNN Healthcare/Office REIT Holdings, L.P. and LaSalle Bank National Association, dated September 10, 2007
10.4	Promissory Note by NNN Healthcare/Office REIT Holdings, L.P. in favor of LaSalle Bank National Association, dated September 10, 2007
10.5	Contribution Agreement by NNN Healthcare/Office REIT Holdings, L.P. and NNN Healthcare/Office REIT Quest Diagnostics, LLC and NNN Healthcare/Office REIT Triumph, LLC, et al., dated September 10, 2007
10.6	Guaranty of Payment by NNN Healthcare/Office REIT, Inc. for the benefit of LaSalle Bank National Association, dated September 10, 2007
10.7	Open End Real Property Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing by NNN Healthcare/Office REIT Quest Diagnostics, LLC for the benefit of LaSalle Bank National Association, dated September 10, 2007
10.8	Commercial Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (on the Triumph Hospital Northwest property) by NNN Healthcare/Office REIT Triumph, LLC for the benefit of LaSalle Bank National Association, dated September 10, 2007
10.9	Commercial Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (on the Triumph Hospital Southwest property) by NNN Healthcare/Office REIT Triumph, LLC for the benefit of LaSalle Bank National Association, dated September 10, 2007
10.10	Environmental Indemnity Agreement by NNN Healthcare/Office REIT Holdings, L.P., NNN Healthcare/Office REIT Quest Diagnostics, LLC, and NNN Healthcare/Office REIT, Inc. for the benefit of LaSalle Bank National Association, dated September 10, 2007
10.11	Environmental Indemnity Agreement by NNN Healthcare/Office REIT Holdings, L.P., NNN Healthcare/Office REIT Triumph, LLC, and NNN Healthcare/Office REIT, Inc. for the benefit of LaSalle Bank National Association, dated September 10, 2007
10.12	Joinder Agreement by NNN Healthcare/Office REIT Quest Diagnostics, LLC in favor of LaSalle Bank National Association, dated September 10, 2007
10.13	Joinder Agreement by NNN Healthcare/Office REIT Triumph, LLC in favor of LaSalle Bank National Association, dated September 10, 2007
99.1	NNN Healthcare/Office REIT, Inc. Press Release, dated September 14, 2007